Exhibit 99.1

CROSSFIRST BANKSHARES, INC. Third Quarter 2023 Investor Presentation

Mike Maddox, President & CEO Ben Clouse, CFO

FORWARD-LOOKING STATEMENTS CROSSFIRST

BANKSHARES, INC. The financial results in this presentation

reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed . This

presentation and oral statements made relating to this presentation contain forward-looking statements regarding, among other

things, our business plans; expansion targets and opportunities;

post-closing plans, objectives, expectations and intentions with respect to the Tucson acquisition; expense management initiatives and the results expected to be realized from those initiatives; anticipated expenses,

cash requirements and sources of liquidity; capital allocation strategies and plans; and future financial performance. These statements are often, but not always, made through the use of words or phrases such as “positioned,” “growth,” “estimate,” “believe,”

“plan,” “future,” “opportunity,” “optimistic,” “anticipate,” “target,”

“expectations,” “expect,” “will,” “strategy,” “goal, “focused,”

“guidance,” “foresee” and similar words or phrases of a future or forward

-looking nature. The inclusion of forward-looking information herein should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs, certain

assumptions made by management, and financial trends that may affect our financial condition, results of operations, business strategy or financial needs, many of which, by their nature, are

inherently uncertain and beyond our control. Our actual results could differ materially from those anticipated in such forward-looking statements.

Accordingly, we caution you that any such forward-looking

statements are not guarantees
of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking

statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed

or implied by the forward-looking statements due to a number of factors, including without limitation, the following: impact on us and our clients of a decline in general business and economic conditions and any regulatory responses thereto, including uncertainty and volatility in the financial markets; interest rate fluctuations; our ability to effectively execute our growth strategy and manage our growth,

including identifying and consummating suitable mergers and acquisitions,

entering new lines of business or offering new or enhanced

services or products; fluctuations in fair value of our investments due to factor

s

outside of our control; our ability to successfully manage

credit risk and the sufficiency of our allowance; geographic concentration of our markets; economic impact on our commercial real estate and commercial-based loan portfolios, including declines in commercial and residential real estate values; an increase in non-performing assets; our ability to attract, hire and retain key personnel; maintaining and increasing customer deposits, funding availability, liquidity and our ability to raise and maintain sufficient capital; competition from banks, credit unions and other financial services providers; the effectiveness of our risk management framework; accounting estimates; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; cyber incidents or other failures, disruptions or security breaches; employee error, fraud committed against the Company or our clients, or incomplete or inaccurate information about clients and
counterparties; mortgage markets; our ability to maintain our reputation;

costs and effects of litigation; environmental liability; risk exposure from transactions with financial counterparties; severe weather,

natural disasters, pandemics, acts of war or terrorism or other external events;

and changes in laws, rules, regulations, interpretations or policies relating to financial institutions, including stringent capital requirements,

higher FDIC insurance premiums and assessments, consumer

protection laws and privacy laws; volatility in our stock price; the ability of our Board to issue our preferred stock; risks inherent with proposed business acquisitions and the failure to achieve projected synergies; or other external events. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly Reports on

Form 10-Q and in other filings we make with the Securities and Exchange

Commission. These forward-looking statements are made as

of the date hereof, and we disclaim any obligation to update any forward-looking statement or to publicly announce the results of any revisions to any of the forward-looking statements included herein, except as required by law. MARKET AND INDUSTRY DATA.

This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have

obtained this data, forecasts and information from various independent,

third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are

derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

ABOUT NON-GAAP FINANCIAL MEASURES CROSSFIRST

BANKSHARES, INC. In addition to disclosing financial measures determined in accordance with U.S. generally accepted accounting principles (GAAP), we disclose non-GAAP financial measures,

including “adjusted net income”, “adjusted diluted earnings per common share”, “tangible common stockholders’ equity”, “tangible book value per common share”, “adjusted return on average assets (ROAA)”,

“adjusted return on average common equity (ROCE)”, “adjusted efficiency ratio – fully tax equivalent (FTE),” “pre-tax

pre-provision (PTPP) profit” and “adjusted non-interest expense.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that

these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditur es or gains that we believe are not indicative of our primary business operating results. We believe that management and investors

benefit from referring to these non-GAAP financial measures

in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and should not be relied on alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP

financial measures used by our peers or other companies. We

compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both
measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is provided at the end of this presentation. 3

MANAGEMENT TEAM PRESENTERS CROSSFIRST BANKSHARES,

INC. Mike Maddox – President, CEO and Director Joined

CrossFirst in 2008 after serving as Kansas City regional president for Intrust Bank Practicing lawyer for more than six years before joining Intrust Bank Appointed as President and CEO June 1, 2020, after

12 years of service B.S. Business, University of Kansas; J.D. Law,

University of Kansas; Graduate School of Banking at the University

of Wisconsin – Madison Ben Clouse – Chief Financial Officer

More than 25 years of experience in financial services, asset and wealth management, banking, retail and transportation, including public company

CFO experience Joined CrossFirst in July 2021 after serving as

CFO of Waddell & Reed Financial, Inc. (formerly NYSE: WDR)

until its acquisition in 2021

Significant experience leading financial operations as well as driving operational change B.S. Business, Kansas State University; Master of Accountancy, Kansas State University Obtained CPA

designation and FINRA Series 27 license 4

COMPANY OVERVIEW CROSSFIRST BANKSHARES, INC.

The CrossFirst Story Began de novo operations in 2007, completed

IPO in 2019 CrossFirst has grown primarily organically,

as well as through four strategic acquisitions Maintains a branch

-light business model with strategically placed locations across Kansas,

Missouri, Oklahoma, Texas, Arizona, Colorado and New

Mexico Specialty industry verticals include family office, financial institutions, restaurant finance, energy, mortgage, and

small business (SBA) Strategic Approach Realize enhanced

profitability growth by gaining scale Operate in high-growth, dynamic markets and verticals Optimize our expense

base to improve operating efficiency Attract, retain and develop talent to drive a highly-engaged workforce Leverage

technology to elevate the client experience Employ effective enterprise risk management 3Q23 Company Highlights Full-service

Branches 15 Listing Nasdaq: CFB Balance Sheet Total Assets

$7.2 billion Total Loans $5.9 billion Total Deposits $6.3

billion ACL + RUC / Loans 1.31% Key Ratios 3Q23 ROAA / Adjusted

ROAA(1) 0.94% / 1.04% 3Q23 ROCE/ Adjusted ROCE(1) 10.19%

/ 11.26% 3Q23 Net Interest Margin – FTE(2) 3.19% 3Q23 Efficiency

Ratio/ Adjusted Efficiency Ratio-FTE(1)(2) 59.5% / 55.2% Common

Equity Tier 1 9.7% Tier 1 Leverage 9.9% (1) Represents a

non-GAAP financial measure, see non-GAAP reconciliation slides at the end of this presentation for more details. Ratios are annualized.

(2) The incremental federal income tax rate used in calculating tax-exempt income on a tax-equivalent basis is 21.0% 5

FOOTPRINT AND OPERATING STRUCTURE CROSSFIRST

BANKSHARES, INC. CrossFirst Bank Locations METRO MAR

KETS Kansas City Dallas Fort-Worth Phoenix Denver

COMMUNITY MARKETS Wichita Oklahoma City Tulsa

Colorado Springs Clayton Tucson INDUSTRY VERTICALS

Family Office Financial Institutions Restaurant Finance Energy

Mortgage Small Business (SBA) 6

Investment Highlights CROSSFIRST BANKSHARES, INC. Excellent

Markets Metro Markets, including Dallas, Kansas City, Phoenix and Denver, provide attractive growth opportunities

Stable, legacy Community Markets provide steady stream of earnings and strong funding Improved Growth and Profitability Since 2012,

total asset compounded annual growth rate of 27% Operating revenue grew over 40% from 2019 to 2022 Net income doubled from 2019 to 2022 Optimization of investments in new markets and verticals

Strong Balance Sheet Loan portfolio is largely variable, approximately

70% at September 30, 2023 Liquidity of 34% of assets, using

on- and off-balance sheet sources; 100% AFS securities portfolio

Granular deposit portfolio across geographies and industries Well

-diversified loan portfolio by industry and geography across

C&I and CRE Clean Credit Portfolio Net charge-offs to loans ratio of 0.05% annualized on a trailing 12-month basis Strong reserve levels at 1.20% of loans 7

Improving Core Metrics CROSSFIRST BANKSHARES, INC. Net

Income $28.5 $12.6 $69.4 $61.6 $16.1 $16.0 $16.9 2019 2020 2021

2022 Q1 2023 Q2 2023 Q3 2023 Operating Revenue (1)

$150.2 $172.0 $182.4 $210.8 $62.6 $60.3 $61.1 $8.7 $11.7 $13.7

$17.3 $4.4 $5.8 $6.0 $141.5 $160.3 $168.7 $193.5 $58.2 $54.5

$55.1 2019 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 Net Interest

Income Non-Interest Income Adjusted Net Income (2) & PTPP

Profit(2) $27.4 $62.5 $20.0 $72.0 $73.0 $83.0 $68.6 $89.1 $17.4

$24.6 $17.3 $22.9 $18.6 $24.8 2019 2020 2021 2022 Q1 2023 Q2

2023 Q3 2023 Adjusted Net Income Pretax, Pre-Provision Profit Non-performing

Assets /Total Assets 0.97% 1.39% 0.58% 0.20% 0.16%

0.19% 0.50% 2019 2020 2021 2022 Q1 2023 Q2 2023 Q3

2023Credit returned to performing in early Q34 2023 Note: Dollar amounts are in millions, other than per share amounts and the ratio of non-performing assets to total assets is presented as of the end of the respective period (1) Defined as net interest income plus non-interest income (2) Represents a non-GAAP financial measure,

see non-GAAP reconciliation slides at the end of this presentation for more details 8

OUR GROWTH CROSSFIRST BANKSHARES, INC. Total Assets

Compound Annual Growth Rates $ince 2012 Total Assets 27.4%

$565 $847 $1,220 $1,574 $2,133 $2,961 $4,107 $4,931 $5,659

$5,621 $6,601 $7,177 2012 2013 2014 2015 2016 2017 2018 2019

2020 2021 2022 Q3 2023 2007 Began de novo operations 2012 Expanded into Wichita & Oklahoma City markets 2013 Expanded into

Tulsa market through acquisition of Tulsa National Bancshares,

Inc. (~$160mm in Total Assets) 2016 Expanded into Dallas

market 2019 CrossFirst Bankshares, Inc. Initial Public Offering;

Nasdaq listed: CFB 2021 Expanded into Phoenix market 2022

Expanded into Colorado and New Mexico markets through acquisition of Farmers & Stockmens Bank (aka Central Bank & Trust) (~$648mm

in Total Assets) 2023 Expanded into Tucson market through

acquisition of Canyon Bankshares, Inc. (~$106mm in Total

Assets) Note: Dollars in chart are in millions. 9

DRIVEN BY OUR EXTRAORDINARY CULTURE

CROSSFIRST BANKSHARES, INC.

FOCUSING ON OUR CORE VALUES

At CrossFirst Bank, extraordinary service is the unifying purpose at the very heart of our organization. To deliver on our purpose, each of our employees operates with four values that define our approach to banking: character, competence, commitment, and connection.

These are not just words at CrossFirst. They are core values that guide our actions, decisions, and vision.

CHARACTER
Who You Are

COMPETENCE
What You Can Do

COMMITMENT
What You Want To Do

CONNECTION
What Others See In You

INVESTING IN OUR PEOPLE & CLIENTS

We prioritize and invest in creating opportunities to help employees grow and build their careers using a variety of training and development programs. These include online, classroom, and on-the-job learning formats. Our CrossFirst training programs include:

The CrossFirst Way — An immersive, multi-day culture and leadership-driven onboarding program for all new hires to advance and preserve our values and operating standards

CrossFirst University — A development program designed for emerging leaders that explores core leadership concepts and the foundations of the banking industry

Top 5 CliftonStrengths® — As a GALLUP® Strengths-Based organization, our very first commitment to every new employee is that we will value them and provide access to their unique CliftonStrengths®

POSITIONING FOR SUCCESS

We strive to build an equitable and inclusive environment with diverse teams who support our core values and strategic initiatives. We strive to hire and retain top-tier talent to drive growth and extraordinary service.

26% of 2023 new hires through 9/30/2023 were ethnically diverse

67% of workforce is female as of 9/30/2023

68% Engaged employees as measured by GALLUP® Q12 Survey; 89% employee response rate

DON CLIFTON Strengths-Based Culture Award 2023 Winner — Recently recognized as one of seven recipients of the GALLUP® Don Clifton Strengths-Based Culture award – a worldwide honor

10

THIRD QUARTER 2023 HIGHLIGHTS CROSSFIRST BANKSHARES,

INC. Financial Performance Net Income $16.9 Million Diluted

EPS $0.34 Adjusted«2» Net Income $18.6 Million Adjusted'2»

Diluted EPS $037 ROCE«1» 10.19% ROAA'1) 0.94% Adjusted«1)«2»

ROCE 11.26% Adjusted«1»«2) ROAA 1.04% Profitability Improving

profitability as operating revenue, adjusted diluted EPS and adjusted ROCE increased compared to the prior quarter and

the prior year third quarter YTD 2023 operating revenue grew

21% compared to the prior year Completed the previously-announced acquisition of Canyon Bancorporation, Inc. and its wholly owned subsidiary, Canyon Community Bank, N.A. (“Tucson Acquisition”)

Balance Sheet Loans grew $149 million, or 2.6% for the quarter and 10.7% year-to-date; excluding the Tucson acquisition, grew 0.8%

for the quarter and 8.7% year-to-date Deposits grew $232 million, or 3.8%

for the quarter and 12.0% year-to-date; excluding the Tucson acquisition,

grew 1.1% for the quarter and 9.1% year-to-date Credit Quality

Nonperforming assets increased to 0.50% of total assets, but were contained within a few relationships of manageable size Net charge-offs of $1.3 million were previously reserved and represented an annualized rate of 0.09% of average loans Capital Book value per common share was $13.04 and tangible book value per common sh are was $12.23 at September 30, 2023 CET1 capital ratio was 9.7%

and total risk-based capital ratio was 10.9%, both increasing from

June 30, 2023 levels 1. Ratios are annualized 2. Represents a non-GAAP financial measure, see non-GAAP reconciliation slides at the end of this presentation for more details 11

DIVERSE LOAN PORTFOLIO CROSSFIRST BANKSHARES, INC.

Consumer 1% CRE - Non-Owner-Occupied 43% Commercial

34% CRE - Owner-Occupied 10% Residential Real Estate 8% Energy

4% CRE – Non-Owner-Occupied by Segment Industrial, 19% Retail,

16% Multi-Family, 14% Office, 12% Hotel, 11% 1-4 Fam

Res Const, 7% Other, 21% Commercial by Loan Type Manufacturing,

10% Restaurants, 9% Engineering & Contracting, 7% Credit

Related Activities, 7% Financial Management, 6% Health Care,

6% Real Estate Activity, 6% Aircraft & Transportation, 5%

Bus Lns to Individuals, 5% Merchant Wholesalers, 3% Other

Industries, 36% Note: Gross loans, (net of unearned income) data as of September 30, 2023. 12

ASSET QUALITY PERFORMANCE CROSSFIRST BANKSHARES,

INC. Classified Loans $5.6 $6.5 $6.9 $11.9 $72.1 $67.7 $67.0

$69.5 $101.1 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Classified

Loans Acquired Classified Loans Non-performing Assets

/ Total Assets 0.31% 0.20% 0.16% 0.19% 0.50% Q3 2022

Q4 2022 Q1 2023 Q2 2023 Q3 2023 Credit returned to performing in early Q4 2023 Net Charge-offs (Recoveries) / Average

Loans(1) 0.16% -0.02% 0.12% 0.04% 0.09% Q3 2022 Q4 2022 Q1 2023 Q2

2023 Q3 2023 Allowance for Credit Losses + RUC(2) 1.34%

1.31% 1.30% 1.30% 1.31% $62.6 $70.5 $73.2 $75.3 $77.7

$6.7 $8.7 $8.1 $7.7 $6.1 $55.9 $61.8 $65.1 $67.6 $71.6 Q3 2022 Q4

2022 Q1 2023 Q2 2023 Q3 2023 ACL RUC ACL+RUC / Total

Loans Note: Dollars are in millions and amounts shown are

as of the end of the period. 1. Ratio is annualized for interim periods 2.

RUC includes the accrual for off-balance sheet credit risk for unfunded commitments 13

DEPOSIT TRENDS CROSSFIRST BANKSHARES, INC. $4,988 $5,651

$5,837 $6,100 $633 $750 $946 $1,376 $1,838 $1,744 $2,605

$2,761 $2,826 $2,730 $2,757 $519 $544 $665 $604 $809 $1,114 $1,400

$970 $928 $1,029 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023

DDA Transaction Savings & Money Mkt Time #DDA

Deposits 22% 25% 17% 15% 16% Note: Dollars are in millions and amounts shown are as of the end of the period. 14

NET INTEREST MARGIN CROSSFIRST BANKSHARES, INC. Yield

on Loans & Cost of Deposits 5.08% 1.20% 5.93% 2.03% 6.56%

2.57% 6.87% 3.33% 6.96% 3.59% Q3 2022 Q4 2022 Q1 2023

Q2 2023 Q3 2023 Yield on Loans Cost of Total Deposits

Net Interest Margin – Fully Tax Equivalent (FTE)(1)

3.56% 3.61% 3.65% 3.27% 3.19% Q3 2022 Q4 2022 Q1 2023 Q2 2023

Q3 2023 Net Interest Income Impact From Rate Changes 0.79% 1.05%

0.98% 0.75% 0.34% 0.36% (0.07)% (0.36)% (0.12)% (0.68)%

-300 bps -200 bps -100 bps +100 bps +200 bps Rate Shock

Rate Ramp Loans: Rate Reset and Cash Flow Profile 68% of earning assets reprice or mature within the next 12 months, including

47% in month one 58% 10% 11% 18% 3% 1-3 Months 4-12 Months

1-2 Years 2-5 Years >5 Years (1) Ratio is

annualized for interim periods; the incremental Federal income tax rate used in calculating tax exempt income on a tax equivalent

basis is 21.0% 15

EXPENSE MANAGEMENT CROSSFIRST BANKSHARES, INC.

$28.5 $36.4 $38.1 $37.4 $36.3 $0.1 $3.9 $2.3 $1.1 $2.2 $1.3 $28.4

$32.6 $35.8 $35.0 $34.1 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023

Non-interest Expenses as a % of Avereage Assets 1.96%

2.35% 2.30% 2.17% 2.03% Adjusted Non-interest Expense (1) Separation

Costs Acquisition Costs + CDI Amortization Note: Dollars are

in millions and amounts shown are as of the end of the period unless otherwise specified. (1) Represents a non-GAAP financial measure that is calculated as the numerator of the Adjusted Efficiency

Ratio – Fully Tax Equivalent; see non-GAAP reconciliation

slides at the end of this presentation for more details 16

AMPLE LIQUIDITY AND FLEXIBILITY

CROSSFIRST BANKSHARES, INC.

Total Liquidity - $2.42B | 34% of Total Assets

Securities Portfolio

12/31/2022



Municipal - Tax-Exempt, 71%
Gross
$769 Million
Net
$686 Million
MBS (Fixed), 24%
Other, 4%
SBA + Agencies, 1%

Duration: 5.2 years

Portfolio Strategy Shift

9/30/2023



Municipal - Tax-Exempt, 54%
MBS (Fixed), 23%
Gross
$870 Million
Net
$751 Million
SBA + Agencies, 16%
Other, 5%
Treasuries, 2%

Duration: 5.6 years

Total Liquidity – 9/30/2023	
On-balance Sheet Liquidity	
Securities Portfolio	$751M
Cash & Equivalents	$233M
	$984M
Off-balance Sheet Liquidity	$1.436B
Total Liquidity	$2.420B

Off-Balance Sheet Liquidity



Available Brokered Deposits & Wholesale Funding, 9%
TOTAL
$1.436B
Available Credit Lines, FHLB & FRB, 91%

Investment Strategy 2022 and Prior

- Tax-exempt Municipal strategy focused on maximizing yield in a low-interest rate environment
- Tax-exempt securities added asset duration to offset short duration in loan portfolio
- MBS securities provided cashflow

Investment Strategy 2023 and Beyond

- Reducing Municipal concentration and focusing reinvestment in lower risk-weighted assets
- Restructuring portfolio to increase liquidity and provide more balanced cash flow
- Improved performance with ~40bps pick up in tax-equivalent yield during 2023

17

CAPITAL RATIOS CROSSFIRST BANKSHARES, INC.

11.00% 9.50% 9.40% 9.50% 9.70% 11.10% 9.50% 9.50% 9.60%

9.80% 12.10% 10.50% 10.50% 10.70% 10.90% Q3 2022 Q4

2022 Q1 2023 Q2 2023 Q3 2023 Common Equity Tier 1 Tier

1 Risk-Based Total Risk-Based Capital Capital deployed

during Q4 2022 with the closing of the Colorado/New Mexico acquisition and through significant organic loan growth Maintaining capital levels to support future growth Remain well capitalized as we deploy capital to support growth initiatives 18

NON-GAAP RECONCILIATIONS CROSSFIRST BANKSHARES,

INC. Quarter Ended Nine Months Ended Adjusted net Income: Net

income (GAAP} Add: Acquisition costs Add: Acquisition -DaylCECL provision Add: Employee separation Less: Tax effect

™

S >6.363 1,328 900 (463) s 16,047 338 1,300 (344) s (Dollars in

thousands, except per share data) 16.108 $ 11,946 $ 17280 1,477

5570 31 4,400 (310) (2,045) (17) s 49,018 $ 3,143 900 1300 0.122)

49,653 320 1,063 (290) Adjusted net Income Preferred

stock dividends Diluted weighted average common shares outstanding Earnings per common share - diluted (GAAP) Adjusted earnings per common share - diluted Quarter Ended Nine Months Ended 12/31/2022

(Dollars in thousands) Adjusted return on average assets: Net income (GAAP)

$ 16.363 $ 16,047 $ 16.108 $ 11,946 S 17280 $ 49,018 S 49,653

Adjusted net income 13,623 17241 17,275 17,871 17244 53.239

50,746 Average assets $ 7,114228 $ 6929,972 $ 6,712.801

$ 6,159,783 S 5,764247 $ 6,920,471 $ 5,625217 Return on average assets (GAAP) Adjusted return on average assets Nine Months Ended

Quarter Ended 3/31/2023 12/31/2022 (Dollars in thousands) Adjusted return on average

common equity: Net income (GAAP} $ 16.363 $ 16,047 S 16,105 S

11,946 S 17280 $ 49,018 $ 49,653 Preferred stock dividends 155 103

- - - 258 - Net income attributable to common shareholders (GAAP}

$ 16,708 $ 15,944 S 16,108 S 11,946 S 17280 $ 48,760 $

49,653 Adjusted net income 13,623 17341 17,275 17,871 17344 53,239

50,746 Preferred stock dividends 155 103 - - - 258 * Net income attributable to common shareholders (GAAP) $ 18,463 $ 17238

S 17,275 S 17,871 $ 17344 $ 52,981 $ 50,746 Average

common equity $ 650,494 S 639,741 $ 619,952 S 589,587 S 613,206 $

636,841 $ 627,016 Return on average common equity (GAAP) Adjusted return on average common equity (1)
Represents the tax impact of the adjustments at a tax rate of 21.0%,

plus permanent tax expense associated with merger related

transactions. 19

NON-GAAP RECONCILIATIONS CROSSFIRST BANKSHARES,

INC. 9/30/2023 Tangible common stockholders' equity: Total

stockholders 'equity (GAAP) Less: goodwill and other intangible assets Less: preferred stock Tangible common stockholders'

equity Tangible book value per common share: Tangible

common stockholders 'equity Common sha res outstanding at end of period Book value per common share (GAAP) Tangible book

value per common share s 643,051 32293 7,750 s 603.008

49,295,036

Quarter Ended 6/30/2023 3/31/2023 12/31/202 2 9/30/2022

(Dollars in thousands, except per chore dato) s 651,483 27,457 7,750

s 645,491 28.259 7,750 s 616276 $ 609,482 48.655,487 48,600,618

s 608,599 29,081 s 580.547 71 S 579513 $ 580,476 48,448,215 48,78

7,696 Quarter Ended Nine Months Ended 3/31/2023 12/31/2022

(Dollars in thousands) Adjusted Efficiency Ratio - Fully Tax

Equivalent (FTE)m Non-interest expense S 36354 $ 37,412 $ 38,092

S 36,423 S 28,451 $ ni.sss s 85319 Less: Acquisition costs (1328) (338)

0.477) (3370) (81) (3,143) (320) Less: Core deposit intangible amortization (922) (802) (822) (291) - (2,546) - Less: Employee

separation - (1300) - - - 0.300) 0.063) Adjusted Non-interest expense

(numerator) $ 34,104 $ 34,972 $ 35,793 S 32362 S 28370 5 104,869

S 83,936 Net interest income 55,127 54,539 58,221 54,015 49,695

167,887 139319 Tax equivalent interest income(1) 707 750

797 813 820 2254 2,403 Non-interest income (toss) 5,981 5,779

4,421 4359 3780 16,181 12,922 Total tax-equivalent income

(denominator) $ $ 5 Efficiency Ratio (GAAP) Adjusted Efficiency

Ratio - Fully Tax Equivalent (FTE)m 20

NON-GAAP RECONCILIATIONS CROSSFIRST BANKSHARES,

INC. Adjusted net income: Net income Add: Acquisition costs

Add: Acquisition - Day 1 CECL provision Add: Employee

separation Add: Unrealized loss on equity security Add: Accelerated employee benefits Add: Goodwill impairment11 Add: Fixed asset impairment

Less: State tax credit111 Less: BO LI settlement benefits111

Less: Tax effect21 Adjusted net income Diluted weighted

average common shares outstanding Diluted earnings per

share Adjusted diluted earnings per share Twelve Months Ended

12/31/2022 12/31/2021 12/31/2020 12/31/2019 (Dollars in

thousands, except per share data) 61,599 3,890 4,400 1,063 (2.555)

68,617 50,002,054 1.23 £ 69,413 6200 719 (1.841) 0512) 72,979

52,030,582 133 1.40 $ 12,601 7,397 19,998 52,548,547 024 038 $ 28,473

424

(1.361) (109) 27,427 48,576,135 038 036 137 Twelve Months

Ended Three Months Ended 9/30/2023 6/30/2023 3/31/2023 12/31/2022

12/31/2021 12/31/2020 12/31/2019 (Dollars in thousands) Pre-Tax

Pre-Provision Profit: Net income before taxes Add: Provision for credit losses $ 21,425 3329 $ 20266 2,640 $ 20,129 4,421 $

77572 11301 $ 86,969 (4,000) $ 15314 56,700 $ 32,611 29,900

Pre-Tax Pre-Provision Profit (1) No tax effect. (2)

Represents the tax impact of the adjustments at a tax rate of 21.0%, plus permanent tax expense associated with merger related transactions and permanent tax benefit associated with stock-based grants. 21